Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of Clean Systems Technology Group, Ltd., a Delaware corporation (the "Company"), on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Yona Liebowitz, the Chief
 Financial Officer of the Company, hereby certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods represented in the Report.

Dated: June 7, 2004


/S/ YONA LIEBOWITZ
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Yona Liebowitz
Chief Financial Officer